SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2010

GREEN ENVIROTECH HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-149626	32-0218005
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 Claus Road P.O. Box 692 Riverbank, CA		95367
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (209) 863-9000
(Former Name or Former Address, if Changed Since Last Report) Not Applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 23, 2010, Green EnviroTech Riverbank, Inc., a subsidiary of Green EnviroTech Holdings Corp. (“Registrant”), entered into a definitive lease agreement with Naranza Capital Partners LLC, a company headquatered in Ohio.  Under the terms of the agreement, Registrant will lease equipment to be used in connection with its operations in Riverbank, California, for a period of five years.  The lease costs per month will be $128,945, with an option for Registrant to purchase the leased equipment at the end of the term. The lease may also be renewed in annual increments at the end of the term.

Item 2.01 Completion of Acquisition or Disposition of Assets.

See discussion at Item 1.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN ENVIROTECH HOLDINGS CORP.

Date: November 24, 2010	By:	/s/ Wayne Leggett
Name: Wayne Leggett
Title: Chief Financial Officer

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